                                 EXHIBIT 23 (f)

                 RULE 438 CONSENT OF THREE DIRECTORS OF PYRAMID
                  WHO WILL BECOME DIRECTORS OF REGISTRANT UPON
                            COMPLETION OF THE MERGER










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                                                                  EXHIBIT 23(f)
                           DIRECTOR DESIGNEE CONSENT


                           -------------------------




     The undersigned hereby consents to being named in this Registration
Statement on Form S-4       of Merchants and Manufacturers Bancorporation, Inc.
(the "Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of Pyramid Bancorp., Inc. Grafton, Wisconsin ("Pyramid") pursuant to the terms of the amended Agreement and Plan of Merger as of March 9, 1999, between Registrant and Pyramid.

      IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 10 day of August, 1999.

                             /s/ Thomas J. Sheehan
                                 -------------------------------
                                 Thomas J. Sheehan




                                    23(f)-1

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                                                                 EXHIBIT 23(f)

                           DIRECTOR DESIGNEE CONSENT


                           -------------------------

The undersigned hereby consents to being named in this Registration Statement on
Form S-4         of Merchants and Manufacturers Bancorporation, Inc. (the
"Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of Pyramid Bancorp., Inc. Grafton, Wisconsin ("Pyramid") pursuant to the terms of the amended Agreement and Plan of Merger as of March 9, 1999, between Registrant and Pyramid.

      IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 10th day of August, 1999.

                                   /s/ Jerome T. Sarnowski
                                       -----------------------------
                                       Jerome T. Sarnowski



                                    23(f)-2


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                                                                  EXHIBIT 23(f)
                           DIRECTOR DESIGNEE CONSENT


                           -------------------------

The undersigned hereby consents to being named in this Registration Statement on
Form S-4            of Merchants and Manufacturers Bancorporation, Inc. (the
"Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of Pyramid Bancorp. Inc. Grafton, Wisconsin ("Pyramid") pursuant to the terms of the amended Agreement and Plan of Merger as of March 9, 1999, between Registrant and Pyramid.

      IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 11 day of August, 1999.



                                    /s/ James Kacmarcik
                                        -------------------------------
                                        James Kacmarcik




                                    23(f)-3